EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMCD referred to collectively as “AMC”) performed due diligence services on certain mortgage loans as described below utilizing various scopes of review. All of the mortgage loans reviewed, which were originated by multiple parties, were purchased by entities affiliated with Mill City Holdings, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party/parties. The mortgage loans were reviewed via files imaged and provided by Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	Compliance Review:	367 mortgage loans
▪	Data Integrity Review:	367 mortgage loans
▪	Payment History Review:	383 mortgage loans*

*The Payment History Review includes both an “Acquisition Payment History Review” and an “Acquisition + Update Payment History Review.”

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof. There may have been loans that were excluded from the securitization after the publication of this documentation.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They

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are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (364 loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

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v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (3 Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	Rescission (§1026.23):
i)
Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions;

b)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

c)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

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d)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
e)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
f)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

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For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

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(8) Other: review and methodology.
Data Integrity Review
AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured during the Compliance Review.

City	Lifetime Maximum Rate (Ceiling)	Original Interest Only Term	Property Type
Documentation Type	Lifetime Minimum Rate (Floor)	Original Interest Rate	State
First Payment Date of Loan	Loan Purpose	Original Loan Amount	Subsequent Interest Rate Cap (Change Up)
Gross Margin	Modification Date	Original LTV	Subsequent Interest Rate Reset Period
Index Type	Modification Flag	Original Payment Amount Due
Initial Fixed Rate Period	Occupancy	Original Term to Maturity
Initial Interest Rate Cap (Change Up)	Original Amortization Term	Origination Date
Junior Mortgage Balance	Original Appraised Property Value	Originator DTI
Lien Position	Original CLTV	Postal Code

Acquisition Payment History Review
At the time of acquisition, a payment history review (the “Original Payment History Review”) was performed by JCIII or AMC. There were no updates made to this original review.

Acquisition + Update Payment History Review
This review was comprised of two components (i) the “Original Payment History Review” and (ii) an additional review to the Original Payment History Review to seek additional historical months activity based on information available in provided documentation at the time of purchase.

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SUMMARY OF FINDINGS AND CONCLUSIONS
There were 367 mortgage loans in the final compliance population. After all documents were presented, 316 (86.10%) of the mortgage loans had exceptions; however, only 52 (14.17%) of the mortgage loans had exceptions that triggered a C or D rating or were incomplete files. Of the 367 mortgage loans, 190 were reviewed by AMCD and 177 were reviewed by JCIII.

Please note that while the Compliance Review total matches the Data Integrity total, the number reviewed by each of AMCD and JCIII varies. Also note, there are more loans included in the Payment History Review than were in the Compliance or Data Integrity review populations.

COMPLIANCE RESULTS SUMMARY (367 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated (367 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	59	16.08%
B	256	69.76%
C	27	7.36%
D	25	6.81%
Total	367	100.00%

AMC Diligence, LLC (190 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	29	15.26%
B	126	66.32%
C	23	12.11%
D	12	6.32%
Total	190	100.00%

JCIII & Associates, LLC (177 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	30	16.95%
B	130	73.45%
C	4	2.26%
D	13	7.35%
Total	177	100.00%
*Files were received but a review was unable to be completed in totality due to missing documentation.

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OTHER REVIEW RESULTS SUMMARY (367 Mortgage Loans)
Exception Listing
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMC Diligence, LLC (190 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	10
		Missing, Incorrect, or Incomplete Note	4
		File Not Delivered	1
		Incomplete File	1
		Total Compliance Grade (D) Exceptions:	16
	C	State Defect	28
		State HPML	6
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (C) Exceptions:	35
	B	RESPA	75
		TILA	65
		Missing Application Date	52
		FACTA	43
		Missing, Incorrect, or Incomplete GFE	27
		Missing, Incorrect, or Incomplete Initial TIL	23
		Missing, Incorrect, or Incomplete Final or Initial 1003	23
		Missing, Incorrect, or Incomplete Final TIL	22
		Misc. State Level	15
		1003	14
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	10
		Final TIL Estimated	8
		Missing Non-Required Data	6
		State Defect	4
		TIL-MDIA	3
		Safe Act	2
		State HPML	1
		Total Compliance Grade (B) Exceptions:	393
Total Compliance Exceptions:			444

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JCIII & Associates, LLC (177 Mortgage Loans)

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	14
		Missing, Incorrect, or Incomplete Note	1
		Missing or Incomplete File	1
		Total Compliance Grade (D) Exceptions:	16
	C	State Late Charge	4
		State Defect	1
		Total Compliance Grade (C) Exceptions:	5
	B	Misc. State Level	377
		Missing, Incorrect, or Incomplete Initial TIL	66
		HMDA	61
		Missing, Incorrect, or Incomplete GFE	45
		RESPA	43
		Missing Disclosure	28
		FACTA	27
		TILA	24
		Missing, Incorrect, or Incomplete Final TIL	17
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	13
		TIL-MDIA	1
		ECOA	1
		Total Compliance Grade (B) Exceptions:	703
Total Compliance Exceptions:			724

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DATA INTEGRITY REVIEW RESULTS SUMMARY (367 Mortgage Loans)
AMC compared 31 unique data fields on all applicable loans to a tape provided by the Client at the time of securitization to the data found in the actual file as captured during the Compliance Review. The findings of the comparison are shown below.

Data Fields	# Variances	# Comparisons	% Variance
Modification Date	213	367	58.0%
Documentation Type	173	367	47.1%
Original LTV	98	367	26.7%
Original Term to Maturity	93	367	25.3%
Original Amortization Term	93	367	25.3%
Property Type	64	367	17.4%
Originator DTI	63	367	17.2%
Original CLTV	63	367	17.2%
Occupancy	51	367	13.9%
Modification Flag	30	367	8.2%
Initial Interest Rate Cap (Change Up)	26	367	7.1%
Loan Purpose	25	367	6.8%
Original Interest Only Term	20	367	5.4%
Original Appraised Property Value	15	367	4.1%
Initial Fixed Rate Period	12	367	3.3%
Subsequent Interest Rate Cap (Change Up)	11	367	3.0%
City	10	367	2.7%
Original Payment Amount Due	10	367	2.7%
Lifetime Minimum Rate (Floor)	8	367	2.2%
Postal Code	7	367	1.9%
Origination Date	6	367	1.6%
Lien Position	5	367	1.4%
Lifetime Maximum Rate (Ceiling)	5	367	1.4%
State	4	367	1.1%
Junior Mortgage Balance	4	367	1.1%
Index Type	4	367	1.1%
First Payment Date of Loan	3	367	0.8%
Gross Margin	3	367	0.8%
Original Loan Amount	3	367	0.8%
Original Interest Rate	3	367	0.8%
Subsequent Interest Rate Reset Period	2	367	0.5%
Grand Total	1,127

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PAYMENT HISTORY REVIEW: COMBINED SUMMARY (383 Mortgage Loans)
AMCD and JCIII performed reviews utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Overall, 189 mortgage loans were missing at least one month of pay history information during the relevant review period. Missing months are not treated as delinquent, in bankruptcy, or in foreclosure in statistics below.

DQ, BK, FC During Lookback*	Loan Count	% of Loans
Current	92	24.02%
Current; incomplete string	69	18.02%
1 or more delinquency; complete string	102	26.63%
1 or more delinquency; incomplete string	120	31.33%
Total	383	100.00%

Lookback Period	Loan Count	% of Loans
12	10	2.61%
24	36	9.40%
36	205	53.53%
96	131	34.20%
98	1	0.26%
Total	383	100.00%

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Acquisition Payment History Review (JCIII & Associates, LLC – 113 Mortgage Loans)
At the time of acquisition, a payment history review, conducted by JCIII at mortgage loan acquisition (the “Original Payment History Review”), was performed. There were no updates made to this original review. The results for the review performed for the securitization are shown below in the total population. Within this population there were 113 mortgage loans of which 42 mortgage loans had complete payment histories during the lookback period and 71 mortgage loans were missing at least one month of payment history information.

DQ, BK, FC During Lookback*	Loan Count	% of Loans
Current	11	9.74%
Current; incomplete string	26	23.01%
1 or more delinquency; complete string	31	27.43%
1 or more delinquency; incomplete string	45	39.82%
Total	113	100.00%

Lookback Period	Loan Count	% of Loans
24	1	0.89%
36	112	99.12%
Total	113	100.00%

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Acquisition + Update Payment History Review; Acquisition Payment History Review (AMC Diligence, LLC – 270 Mortgage Loans)
This review was comprised of three components as follows: either (a) two components (i) the “Original Payment History Review” and (ii) an additional review to the Original Payment History Review to seek additional activity based on information available in provided documentation at the time of purchase or (b) a single component comprised of a payment history at the time of acquisition. The results for these two reviews are shown below in the total population. Within this population there were 270 mortgage loans of which 152 mortgage loans had complete payment histories during the lookback period and 118 mortgage loans were missing at least one month of payment history information.

DQ, BK, FC During Lookback*	Loan Count	% of Loans
Current, complete string	81	30.00%
Current; incomplete string	43	15.93%
1 or more delinquency; complete string	71	26.30%
1 or more delinquency; incomplete string	75	27.78%
Total	270	100.00%

Lookback Period	Loan Count	% of Loans
12	10	3.70%
24	35	12.96%
36	93	34.44%
96	131	48.52%
98	1	0.37%
Total	270	100.00%
*DQ = Delinquency; BK = Bankruptcy; FC = Foreclosure

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